                                                                    EXHIBIT 10.4


                              BROADCOM CORPORATION

                         NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Broadcom Corporation (the "Corporation"):

      Optionee:                     Alan E. Ross
      Grant Date:                   July 30, 2003
      Vesting Commencement Date     March 1, 2004 (the month after the final
                                    installment of Optionee's stock option of
                                    250,000 shares of Common Stock granted to
                                    him on November 15, 2002 vests and becomes
                                    exercisable)
      Exercise Price:               $20.71 per share
      Number of Option Shares:      250,000
      Expiration Date:              July 29, 2013
      Type of Option:               Non-Statutory Stock Option

      Exercise Schedule: The Option shall become exercisable for fifteen thousand (15,000) of the Option Shares upon Optionee's completion of each month of Service over the seventeen (17) month period (with the last month for ten thousand (10,000) Option Shares) measured from the Vesting Commencement Date and shall become exercisable for the balance of the Option Shares upon Optionee's continuation in Service through the last business day in July 2005. Notwithstanding the foregoing, in the event Optionee continues in Service until such time as the Corporation hires or promotes another individual to replace Optionee as the Corporation's President and Chief Executive Officer, then the Option shall, immediately upon the hire or promotion date of such replacement President and Chief Executive Officer, vest in full and become exercisable for all of the Option Shares as fully vested shares. In no event shall the Option become exercisable for any additional Option Shares after Optionee's cessation of Service.

      The number of Option Shares for which the Option shall become exercisable on any installment vesting date specified above shall be adjusted to reflect any stock split, stock dividend, recapitalization or other change in the Corporation's outstanding shares of Class A common stock which is effected without the Corporation's receipt of consideration.

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Broadcom Corporation 1998 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

No Employment or Service Contract. Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.


Attachments:  A - Stock Option Agreement; B - Plan Summary and Prospectus

                              BROADCOM CORPORATION

                         NOTICE OF GRANT OF STOCK OPTION

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

Date:  August 12, 2003

BROADCOM CORPORATION                      /s/ Alan E. Ross
                                          -------------------------------------
                                          Optionee:  Alan E. Ross

/s/ William J. Ruehle
- ---------------------------------------   -------------------------------------
By:  William J. Ruehle
Vice President and Chief Financial Officer


Attachments:  A - Stock Option Agreement; B - Plan Summary and Prospectus

                              BROADCOM CORPORATION

                         NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Broadcom Corporation (the "Corporation"):

      Optionee:                     Alan E. Ross
      Grant Date:                   January 11, 2004
      Vesting Commencement Date     January 11, 2004
      Exercise Price:               $36.78 per share
      Number of Option Shares:      250,000
      Expiration Date:              January 10, 2014
      Type of Option:               Non-Statutory Stock Option

      Exercise Schedule: The Option shall become exercisable in a series of forty-eight (48) successive equal monthly installments upon Optionee's completion of each additional month of Service over the forty-eight
      (48)-month period measured from the Vesting Commencement Date. Notwithstanding the foregoing, in the event Optionee continues in Service until such time as the Corporation hires or promotes another individual to replace Optionee as the Corporation's President and Chief Executive Officer, then the Option shall, immediately upon the hire or promotion date of such replacement President and Chief Executive Officer, vest in full and become exercisable for all of the Option Shares as fully vested shares. In no event shall the Option become exercisable for any additional Option Shares after Optionee's cessation of Service.

      The number of Option Shares for which the Option shall become exercisable on any installment vesting date specified above shall be adjusted to reflect any stock split, stock dividend, recapitalization or other change in the Corporation's outstanding shares of Class A common stock which is effected without the Corporation's receipt of consideration.

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Broadcom Corporation 1998 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

No Employment or Service Contract. Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.


Attachments:  A - Stock Option Agreement; B - Plan Summary and Prospectus

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

Date: January 14, 2004

BROADCOM CORPORATION                      /s/ Alan E. Ross
                                          -------------------------------------
                                          Optionee: Alan E. Ross

By: /s/ William J. Ruehle
    -----------------------------------   -------------------------------------
    William J. Ruehle                     Address:
    Vice President and Chief Financial
    Officer


Attachments:  A - Stock Option Agreement; B - Plan Summary and Prospectus